Exhibit 99.1

GENERAL RELEASE AND SEPARATION AGREEMENT

This General Release and Separation Agreement (hereafter “Agreement”) is entered into between Mr. Charles A. Webster (the “Employee”) and Tessera, Inc. (the “Company”), effective eight days after the Employee’s signature (the “Effective Date”), unless he revokes his acceptance as provided in Paragraph 7(c), below.

WHEREAS, the Employee is Executive Vice President and Chief Financial Officer of the Company;

WHEREAS, Employee wishes to resign his employment effective as of September 19, 2008, and

WHEREAS, the Company and the Employee now wish to document the termination of their employment relationship and fully and finally to resolve all matters between them;

THEREFORE, in exchange for the good and valuable consideration set forth herein, the adequacy of which is specifically acknowledged, the Employee and the Company hereby agree as follows:

1. Termination of Employment. The Employees’ employment with the Company will terminate on September 19, 2008 (the “Termination Date”).

2. Payment of Wages. On the Termination Date, the Company shall pay the Employee all accrued wages through the Termination Date, including accrued, unused vacation and any other benefits owed to the Employee. The Employee shall submit all business expenses incurred by him no later than the Termination Date, in accordance with the Company’s travel and expense policies. The Company shall promptly reimburse the Employee for all reasonable and properly documented business expenses that are submitted by him in accordance with the Company’s policies and this Paragraph 2. Subject to Sections 3, 4 and 5 below and the terms of the Consulting Agreement (as defined below), Employee acknowledges and agrees that with his final check, and the expense reimbursements described above, Executive will have received all monies, bonuses, commissions, expense reimbursement, vacation pay, or other compensation he earned or was due during his employment by the Company.

3. Bonus for the Calendar Year Ending December 31, 2008. Within seven (7) business days of the Effective Date or the Termination Date, whichever is later, the Company shall pay the Employee a bonus for the calendar year ending December 31, 2008 of $174,000 (the “Bonus Payment”), less all applicable taxes and other authorized withholding.

4. Separation Benefit. Within seven (7) business days of the Effective Date or the Termination Date, whichever is later, the Company shall pay the Employee a severance payment of $217,500 (the “Severance Payment”), less all applicable taxes and other authorized withholding.

5. Health Benefits. The Company shall pay the employer contribution for medical, dental, and vision coverage for the Employee and covered dependents (if COBRA coverage is elected) for nine (9) calendar months after the Termination Date. The employee will then be responsible for paying the full cost of continuation coverage under COBRA for the employee and eligible dependents should the employee elect to continue. This coverage will cease on the date the Employee becomes employed by another employer offering substantial similar medical benefit coverage, and the Employee will promptly notify Tessera in writing of the occurrence of such an event.

6. Consulting Agreement. As additional consideration, the Company agrees to enter into a Consulting Agreement with the Employee of even date herewith (the “Consulting Agreement”), which Consulting Agreement will have a duration of up to nine (9) calendar months after the Termination Date.

7. General Release of Claims by the Employee.

(a) In consideration of the benefits received under this agreement, The Employee, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, shareholders, officers, general or limited partners, employees, attorneys, agents and representatives, and employee benefit plans in which the Employee is or has been a participant by virtue of his employment with the Company, from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected (collectively, “Claims”), which the Employee has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Termination Date, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever the Employee’s employment by the Company or the separation thereof, and any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, claims of any kind that may be brought in any court or administrative agency, any claims arising under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Older Workers Benefit Protection Act, the Fair Labor Standards Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, the California Fair Employment and Housing Act, the California Family Rights Act, the California Labor Code and similar state or local statutes, ordinances, and regulations. Notwithstanding the generality of the foregoing, the Employee does not release the following claims and rights:

(i)	Claims for indemnity pursuant to California law (including but not limited to Cal. Labor Code section 2802) or the Company’s by-laws;

(ii)	The right to bring to the attention of the Equal Employment Opportunity Commission claims of discrimination, or any claim that the waiver of claims under the Age Discrimination in Employment Act of 1967 (“ADEA”) was not knowing or voluntary; provided, however, that the Employee does release his right to secure any damages for alleged discriminatory treatment; and

(iii)	Any other claims that cannot be released by private agreement.

(b) THE EMPLOYEE ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, THE EMPLOYEE HEREBY EXPRESSLY WAIVES ANY RIGHTS SHE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) In accordance with the Older Workers Benefit Protection Act of 1990, the Employee acknowledges that he is aware of the following:

(i)	He has a right to consult with an attorney before accepting this offer;

(ii)	He has 21 days from the date this offer is received to consider this offer;

(iii)	He has seven days after accepting this offer to revoke his acceptance in writing, addressed and delivered no later than the expiration of the seventh day to H. Thomas Blanco, Senior Vice President and Chief Administration Officer and his acceptance will not be effective until that revocation period has expired;

(iv)	He is, through this Agreement, releasing the Company and its officers, agents, directors, supervisors, employees, representatives, successors and assigns and all persons acting by, through, under, or in concert with any of them, from any and all claims she may have against the Company or such individuals; and

(v)	He understands that rights or claims under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621, et seq.) that may arise after the date this Agreement is signed are not waived.

8. Employee’s Representations and Warranties. The Employee represents and warrants that:

(a) He has carefully read and fully understands all of the provisions of this Agreement;

(b) During the course of his employment, he is not aware of any injuries for which he might be entitled to compensation pursuant to California’s Workers Compensation law;

(c) He has not initiated any adversarial proceedings of any kind against the Company or against any other person or entity released herein, nor will he do so in the future, except as may be required to enforce the terms of this Agreement, or as are otherwise consistent with the proviso concerning non-waivable claims set forth in Section 6(a) of this Agreement. With respect to any such non-waivable claims, however, Employee agrees to waive his right (if any) to any monetary or other recovery should any governmental agency or other third party pursue any claims on Employee’s behalf, either individually, or as part of any collective action; and

(d) As a matter of fact, that Employee’s age played no part in any of the Company’s decisions or actions affecting Employee. Employee expressly acknowledges that he has had the opportunity of a full twenty-one (21) days within which to consider this Agreement before signing it, and that if he has not availed himself of that full time period, that he expressly waives this time period and will not assert the invalidity of this Agreement or any portion thereof on this basis.

9. Non-disparagement. The Employee agrees that he shall not disparage or otherwise communicate negative statements or opinions about the Company, its Board members, officers, employees or business. The Company agrees that neither its directors nor its officers shall disparage or otherwise communicate negative statements or opinions about the Employee.

10. Cooperation. Employee agrees to cooperate fully with the Company (including its Board of Directors and any special committees of the Board of Directors) and its counsel or accountants in any financial audits or internal investigation involving securities, financial or accounting matters, and in its defense of, or other participation in, any administrative, judicial, or other proceeding, including arbitration, arising from any charge, complaint or other action which has been or may be filed relating to the period during which Executive was employed by the Company. The Company agrees to reimburse Executive for his reasonable and actual expenses incurred in providing such cooperation and to compensate Employee at a rate of $175 per hour for time spent on such matters. Notwithstanding the foregoing, the Company shall have no obligation to pay the Employee for time spent and expenses incurred by the Employee in any pending or future investigation or proceeding where the Employee is a co-defendant or party to the investigation or proceeding, except to the extent that such expenses are covered under the Executive’s Indemnification Agreement.

11. Confidential Information; Return of Company Property.

(a) The Employee hereby expressly confirms his continuing obligations to the Company pursuant to the Employment, Confidential, Information and Invention Assignment and Arbitration Agreement executed by the Employee on August 28th, 2006 (the “Confidentiality Agreement”).

(b) The Employee confirms that he delivered to the Company on the Termination Date all originals and copies of correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Company’s customers, business plans, marketing strategies, products, processes or business of any kind and/or which contain proprietary information or trade secrets which are in the possession or control of the Employee or his agents or representatives.

(c) The Employee confirms that he returned to the Company on the Termination Date all equipment of the Company in his possession or control, except for those items listed in the Consulting Agreement that are necessary to perform services thereunder.

12. Confidentiality. The Employee agrees to use his best efforts to maintain in confidence the contents and terms of this Agreement (collectively referred to as the “Settlement Information”). The Employee agrees to take every reasonable precaution to prevent disclosure of Settlement Information to third parties, and agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. The Employee agrees to take every reasonable precaution to disclose Settlement Information only to those attorneys, accountants, governmental authorities, and family members who have a reasonable need to know such Settlement Information.

13. Taxes. To the extent any taxes may be payable by the Employee for the benefits provided to him by this Agreement beyond those withheld by the Company, the Employee agrees to pay them himself and to indemnify and hold the Company and the other entities released herein harmless for any tax claims or penalties, and associated attorneys’ fees and costs, resulting from any failure by him to make required payments. Employee acknowledges that the payments and benefits provided in this Agreement may have tax ramifications to him. The Company has provided no tax or other advice to Employee on such matters and Employee is free to consult with an accountant, legal counsel, or other tax advisor regarding the tax consequences he may face.

14 Choice of Law. This Agreement shall in all respects be governed and construed in accordance with the laws of the State of California, including all matters of construction, validity and performance, without regard to conflicts of law principles. In all cases, this Agreement shall be interpreted in accordance with its plain meaning, and not strictly for or against either party.

15 Notices. All notices, demands or other communications regarding this Agreement shall be in writing and shall be sufficiently given if either personally delivered or sent by facsimile or overnight courier, addressed as follows:

(a)	If to the Company:	Tessera, Inc 3099 Orchard Drive San Jose, CA 95134 Phone: 408-894-0700 Fax: 408-894-0108 Attn: H. Thomas Blanco, Senior Vice President and Chief Administration Officer

(b)	If to the Employee:	Charles A. Webster (address redacted)

16. Severability. Except as otherwise specified below, should any portion of this Agreement be found void or unenforceable for any reason by a court of competent jurisdiction, the parties intend that such provision be limited or modified so as to make it enforceable, and if such provision cannot be modified to be enforceable, the unenforceable portion shall be deemed severed from the remaining portions of this Agreement, which shall otherwise remain in full force and effect. If any portion of this Agreement is so found to be void or unenforceable for any reason in regard to any one or more persons, entities, or subject matters, such portion shall remain in full force and effect with respect to all other persons, entities, and subject matters. This paragraph shall not operate, however, to sever the Employee’s obligation to provide the binding release to all entities intended to be released hereunder.

17 Understanding and Authority. The parties understand and agree that all terms of this Agreement are contractual and are not a mere recital, and represent and warrant that they are competent to covenant and agree as herein provided.

18. Integration Clause. This Agreement, together with all documents referenced herein, contains the entire agreement of the parties with regard to the separation of the Employee’s employment, and supersedes and replaces any prior agreements as to that matter. This Agreement may not be changed or modified, in whole or in part, except by an instrument in writing signed by the Employee and an executive officer of the Company.

19. Execution in Counterparts. This Agreement may be executed in counterparts with the same force and effectiveness as though executed in a single document.

20. RIGHT TO ADVICE OF COUNSEL. EMPLOYEE ACKNOWLEDGES THAT HE HAS THE RIGHT, AND IS ENCOURAGED, TO CONSULT WITH HIS LAWYER; BY HIS SIGNATURE BELOW, EMPLOYEE ACKNOWLEDGES THAT HE UNDERSTANDS THIS RIGHT AND HAS EITHER CONSULTED WITH A LAWYER OR DETERMINED NOT TO DO SO.

The parties have carefully read this Agreement in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all parties.

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed the foregoing on the dates shown below.

Employee		TESSERA, INC.

/s/ Charles A. Webster		By:	/s/ H. Thomas Blanco
Charles A. Webster			H. Thomas Blanco

		Its:	Senior Vice President and Chief Administration Officer

Date	9/10/08	Date	9/10/08